UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 22, 2013

ELECTRONIC ARTS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California 94065-1175

(Address of Principal Executive Offices) (Zip Code)

(650) 628-1500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 22, 2013, Electronic Arts Inc. (“EA”) issued a press release which announced that the planned release date for the Titanfall entertainment software product being developed by Respawn Entertainment and published by EA, initially anticipated to be released after March 31, 2014, is March 11, 2014 in North America and March 13, 2014 in Europe. A copy of the press release is attached hereto as Exhibit 99.1.

On October 22, 2013, EA issued a separate press release which announced that the release of our The Sims 4 entertainment software product, initially anticipated to be released before March 31, 2014, is planned to occur in fall 2014. A copy of the press release is attached hereto as Exhibit 99.2.

Based on current estimates, these planned release date changes will not affect our fiscal year 2014 non-GAAP guidance for revenues or earnings.

This Current Report on Form 8-K, including the information in the attached press releases, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, made in this Current Report on Form 8-K, including statements made in the attached press releases, are forward looking and subject to change. Examples of forward-looking statements include statements related to our future economic performance (including anticipated revenues and earnings) and our business plans and objectives (including our intended product releases and planned ship dates), which may include certain assumptions that underlie the forward-looking statements. These forward-looking statements are subject to business and economic risk and reflect management’s current expectations, and involve subjects that are inherently uncertain and difficult to predict. Our actual results could differ materially from expected results expressed in forward-looking statements. We will not necessarily update information if any forward-looking statement later turns out to be inaccurate. Risks and uncertainties that may affect our future results include, but are not limited to, those discussed in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2013 as filed with the Securities and Exchange Commission (“SEC”) on August 2, 2013, as well as in our Annual Report on Form 10-K for the fiscal year ended March 31, 2013 as filed with the SEC on May 22, 2013 and in other documents we have filed with the SEC.

Neither the information in this Current Report on Form 8-K nor the information in the attached press releases shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1 99.2	Press release dated October 22, 2013 regarding planned release dates for Titanfall. Press release dated October 22, 2013 regarding planned release date for The Sims 4.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated: October 22, 2013	By:	/s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated October 22, 2013 regarding planned release dates for Titanfall.
99.2	Press release dated October 22, 2013 regarding planned release date for The Sims 4.